EATON VANCE BALANCED FUND

Supplement to Prospectus and Summary Prospectus

dated May 1, 2019

Class B shares of Eaton Vance Balanced Fund (the “Fund”) have been converted to Class A shares of the Fund. Effective October 15, 2019, all references to Class B shares of the Fund are removed from the Prospectus and Summary Prospectus.

October 15, 2019	33356 10.15.19